Exhibit 99.1

Analyst and Investor Workshop May 17, 2005 RailAmerica, Inc. New England Central Railroad

Speakers

Charles Swinburn Chief Executive Officer RailAmerica, Inc. Mr. Swinburn, age 63 has served as Chief Executive Officer of RailAmerica since August 1, 2004, and as a director of RailAmerica since February 1995. Prior to joining RailAmerica as CEO, Mr. Swinburn was a litigator with law firm of Morgan, Lewis & Bockius, in Washington D.C. From 1990 through 1993, Mr. Swinburn served as a consultant to private industry and the government. Prior to that time, Mr. Swinburn started up and ran Rollins Field Services, a hazardous waste clean up firm. Previously, Mr. Swinburn served in various capacities at the U.S. Department of Transportation, most recently as Deputy Assistant Secretary for Policy and International Affairs. Mr. Swinburn received his B.A. degree from Princeton University in 1969, his M.B.A. from Harvard Business School in 1971 and his J.D. from the University of Pennsylvania in 1993. During six years of service in the United States Marine Corps, four of those as a pilot, Mr. Swinburn was awarded the Distinguished Flying Cross twice and the Air Medal 35 times, flying over 700 combat missions. Mr. Swinburn is a member of the Executive Committee.

Thomas L. Schlosser Senior Vice President, Western Corridor RailAmerica, Inc. Mr. Schlosser joined RailAmerica in the capacity of Senior Vice President in January 2002 when RailAmerica purchased ParkSierra Corporation. From 1997 to 2002, he was President and Chief Operating Officer of ParkSierra Rail Group. Prior to that, he was employed by California Northern Railroad Company, Grand Trunk Western Railroad Company and Detroit, Toledo and Ironton Railroad where he held a variety of positions. Mr. Schlosser is currently Vice Chairman of the American Short Line and Regional Railroad Association's executive committee.

R. Joe Conklin Executive Vice President, Chief Operating Officer North American Rail Group RailAmerica, Inc. Mr. Conklin joined RailAmerica in March 2000 as Senior Vice President - North America Rail Group after serving as Vice President, Field Operations for RailTex, Inc. from August 1999 to March 2000. Prior to that, Mr. Conklin was employed by Burlington Northern Santa Fe Railway (BNSF) and its predecessor railroads for 23 years. Mr. Conklin held a variety of positions with BNSF, including General Superintendent Transportation, Division Superintendent and Assistant General Superintendent of Transportation. Mr. Conklin began his railroad career in 1976 in BNSF's engineering department at Gillette, Wyoming.

David B. (Dave) Tucker Vice President Global Sales Operation GE Transportation Systems Erie, Pennsylvania Dave graduated from Southeastern Massachusetts University with a BS degree in Mechanical Engineering and started his career with General Electric in 1977. He has held various positions with GE's Transportation business in the areas of Product Service, Service and Maintenance, Marketing and Field Sales, Business Development, and Customer Service. Dave was General Manager, Global Service Operation prior to being made Vice President Global Sales in August, 2003.

Thomas C. Owen Senior Vice President, Marketing & Sales RailAmerica, Inc. Mr. Owen joined RailAmerica in September 2001 from CSX Transportation and its predecessor railroads where he served for 16 years. Mr. Owen held a variety of positions, including Assistant Vice President, Sales & Marketing- Agricultural Products. Tom was also CSXT's first participant to a one year international Executive Exchange Program where he served as the Commercial Manager for British Steel in Wales, U.K. Mr. Owen received his B.S. degree in Industrial Management from the Georgia Institute of Technology and his M.B.A. degree from the Fuqua School of Business at Duke University.

Kendall (Ken) Koff Vice President, Engineering RailAmerica, Inc. Ken Koff currently serves as Vice President Engineering - RailAmerica Operation Support Group. In his role Ken is responsible for directing and overseeing all maintenance and engineering activities for RailAmerica. Ken began his railroad career 30 years ago (1975) starting in the Engineering Department with the Chicago & Northwestern Transportation Company. Ken has advanced through a number of management positions during his career including Roadmaster, Engineer Track & Structures, Project Engineer, Chief Engineer, Vice President Engineering, and Vice President of Operations. Ken is a contributor to railroad-related organizations and actively supports many of these groups. He previously served as a member of the Roadmasters' board of directors and is a Roadmasters' Association past president. Ken holds membership in the American Association of Railroad Superintendents and the American Railway and Maintenance of Way Association. Ken resides in Wellington, Florida and enjoys family life with his wife, Brenda, and their four children.

Gary Wolf President Rail Sciences, Inc. Gary Wolf received his Bachelor of Science in Electrical Engineering from Ohio University in 1971 and his Master of Science in Industrial Management from Georgia Tech in 1973. He has also attended several technical seminars and short courses in the field of train dynamics and rail operations. Gary began his railway career with Southern Railway in 1970 as a student mechanical engineer. In 1976 he began working with the newly developed Track / Train Dynamics Simulation Models as a Senior Analyst in Southern Railway's Operations Research Department. In this capacity, he was responsible for the use and application of TPC type models, TOS, TDA, DTAM, and the QLTS model. Between 1976 and 1987 Gary used simulation techniques to study over 1,000 different accidents or train dynamics situations. He also participated in numerous field tests to implement and insure the validity of the simulation results. He was qualified as a locomotive engineer and developed several training programs relating to train handling and fuel conservation issues. In 1987 he was promoted to Manager in Norfolk Southern's Operations Research Department. In late 1987, Gary founded Rail Sciences. Gary has delivered seminars on derailment cause finding, track inspection, event recorder analysis, and freight car mechanical inspection. Currently, over 2500 railroad officers have attended Gary's derailment seminars on over 30 different rail systems worldwide. Gary has held a number of leadership positions within the industry including the Executive Committee of the RF&OOA, Vice-Chairman of the AAR Train Simulation Advisory Committee, Chairman of the Track / Train Dynamics Derailment Investigation Committee, and Advisory Committee of the American Association of Mechanical Engineers Rail Transport Division. Gary is a current member of the ASME, AREMA, IAROOA, Air Brake Association, and the NUCARS User Group.

James (Jim) Wagner Vice President, Mechanical RailAmerica, Inc. Jim Wagner currently serves as Vice President Mechanical & Purchasing - RailAmerica Operation Support Group. In his roles, Jim is responsible for directing and overseeing all maintenance and purchasing activities for RailAmerica. Jim began his railroad career 43 years ago (1962) starting in the Mechanical Department with Southern Pacific Transportation Company. Jim has advanced through a number of management positions during his career including Foreman, General Foreman, Asst. Plant Mgr, Plant Mgr, Works Mgr., Asst. Chief Mechanical Officer, Chief Mechanical Officer, and Vice President, Chief Mechanical Officer of Southern Pacific. Jim joined RailAmerica's predecessor, RailTex in January, 1997 and moved to Florida when RailAmerica acquired RailTex.

Michael Emmons Vice President, Information Technology RailAmerica, Inc. Mr. Emmons joined RailAmerica in February 2000 as part of our acquisition of RailTex. He joined Railtex as Director Information Technology in October 1997 and became Vice President Information Technology in June 1999. From December 1996 to October 1997, he served as Vice President at Frost National Bank. From March 1994 to December 1996, Mr. Emmons was Director of Information Systems for Associated Milk Producers, Inc., a $2 billion dairy farmer's cooperative. Prior to March 1994, he led the IT department for Southwestern Bell Messaging Services, a subsidiary of SBC and prior to SBC for a 15 year period, he held various IT positions with La Quinta Inns responsible for application and systems development as well as IT help desk support. Mr. Emmons has over 27 years experience as an IT professional in various industries - transportation, travel and hospitality, food manufacturing, banking and communications. He received his B.S. degree in Computer Science from Texas State University and his M.B.A. degree from the McCombs School of Business at The University of Texas.

Donald D. Redfearn President and Chief Administrative Officer RailAmerica, Inc. Mr. Redfearn has served as RailAmerica's President since June 2004 and has served as Chief Administrative Officer since January 2000 and Executive Vice President and Secretary since December 1994. He has served as an officer and director of the Company since its formation in April 1992. Mr. Redfearn joined the Company on a full- time basis in January 1996. From September 1993 until September 1995, Mr. Redfearn served as President of Jenex Financial Services, Inc., a financial consulting firm. From 1984 until September 1993, Mr. Redfearn served in various capacities at Boca Raton Capital Corporation, a publicly traded venture capital firm and former stockholder of the Company, including Senior Vice President, Assistant Secretary and Treasurer. Mr. Redfearn received his B.A. degree in Business Administration from the University of Miami and graduated from the School of Banking of the South at Louisiana State University. Mr. Redfearn has been a member of the United Way Leadership Circle since 2000.

Michael J. Howe Executive Vice President, Chief Financial Officer RailAmerica, Inc. Mr. Howe joined RailAmerica in May 2000 with over 30 years of experience in finance, operations and systems management, including 18 years in the transportation industry. Prior to joining RailAmerica, Mr. Howe was Vice President & Chief Financial Officer at SurfAir, Inc., an international transportation services company. Prior to SurfAir, he was employed by Circle International and was responsible for Treasury and financial reporting. He was also employed by CSX Corporation for seven years in various senior management positions, including Chief Financial Officer at CSX Logistics Information Services and Senior Director at CSX Commercial Services. Earlier in his career, he spent several years with the international accounting firm of Deloitte & Touche in both the tax and audit areas. Mr. Howe, a CPA, received both his B.B.A. and M.B.A. in Accounting from the University of North Florida.

David C. Eyermann Regional Vice President Lone Star Region RailAmerica, Inc. Mr. Eyermann joined RailAmerica in the capacity of General Manager of the Dallas, Garland & Northeastern Railroad (DGNO) in February, 2000 when RailAmerica purchased Railtex, Inc. In May, 2001 he was promoted to Regional Vice President of the Lone Star Region for RailAmerica. David began his railroad career with Railtex, Inc. in Oct, 1992. He was employed by the Georgia Southwestern Railroad, the Virginia Southern, the Indiana Southern Railroad, and the New Orleans Lower Coast Railroad. Mr. Eyermann is currently the President of the Texas Short Line & Regional Railroad Association.

May 17, 2005 North America Operations

Company Profile A leading short line and regional rail service provider Presently owns/leases 43 railroads operating approximately 8,800 miles in the United States and Canada Over last 11 years has made 28 acquisitions, including 61 railroads, totaling over $700 million in investments Operations in 26 states and 6 Canadian provinces 1,900 employees $396 million FY 04 revenue 2005 Estimated Revenue $430 - $440 million (updated as of 4/28/2005) 1.2 million Carloads in 2004

Revised May 4, 2005 North American Rail Management R. Joe Conklin Executive Vice President & Chief Operating Officer, North American Rail Group Senior VP Marketing & Sales Senior VP Eastern Corridor VP Mechanical & Purchasing VP Engineering VP-Safety Operating Practices Director Budgets & Planning VP Contracts & Interline Agreements Executive Assistant Senior VP Western Corridor VP Service Planning

SDIY VCRR CFNR SJVR ARZC CORP PSAP ENR CSCD OTVR KYLE MNA AGR DGNO TNER KRR MKNR LWR CWR EARY CPDR SCRF VSRR NCVA CA TPW ISRR IORY CIND HESR MSR MMRR GR SOR GEXR OVR NECR CSO CBNS CERA SLRG CFE Hawaii Western Corridor North West Lone Star Sunset Eastern Corridor Atlantic Heartland North East North America Operations Has Six Regions Divided Into Two Corridors 43 railroads 8,800 miles 26 states /6 Canadian provinces & territories 475 Locomotives 8,100 Railcars

Characteristics Operated as Individual Profit Centers Employees are Entrepreneurs North America Operations Is A Family Of Roads, Each With Very Different Characteristics

Economies of Scale Local Management Regional and Corporate Support Regional & Corporate Support Safety Engineering Mechanical/Purchasing Marketing & Sales Accounting/Payroll Human Resources Legal/Contract Management Railroad Level Day-to-day operations Local sales and service Track & Locomotive maintenance Customer Service Profit and loss responsibility

Notes

Commercial Overview & Blueprint For Growth Tom Owen Senior Vice President Marketing & Sales

It All Starts With The Customer RailAmerica has roughly 1700 active freight paying customers Top 10 = 30% of all carloads Top 100 = 60% No national accounts (only a few customers have facilities on multiple RA roads) The number of customers per road varies from as few as 6 up to 180 The Class I's are our customers in many cases 2004 Top 10 Accounts

In 2004, RailAmerica interchanged 1.1 Million carloads with the Class I roads BNSF CN CP CSXT KCS NS UP Others 130 230 129 173 22 76 305 67

RailAmerica's commodity mix is well diversified 2004 Carloads

To serve our dispersed customer base, RailAmerica's sales force is strategically positioned across N. America SDIY VCRR CFNR SJVR ARZC AZER SWKR CORP PSAP ENR CSCD OTVR KYLE MNA AGR DGNO TNER KRR MKNR LWR CWR EARY CPDR SCRF VSRR NCVA CA TPW ISRR IOCR IORY CIND HESR SGVY MSR MMRR GR SOR GEXR OVR NECR CSO CBNS CERA SLRG Director Manager

Short lines consistently outperform Class I roads in carload growth 2004 Carload Growth Source: Annual Class I short line conferences

What factors drive this trend? Short line model Market share focus Project capital to drive growth Warehouse initiative

In terms of service and performance, our model is not easily replicated by Class I's We enjoy a very simple operation; Class I's are extraordinarily complex Very difficult for Class I's to create a true profit center using only geographical bounds Even more difficult to re-create the necessary entrepreneurial culture Our labor agreements permit tremendous work rule flexibility Few Class I's are willing to decentralize control No Class I wants another Class I to have equal access

Why is access to multiple Class I railroads via a short line desirable? Offers alternative outlet in the face of a Class 1 service problem Insures long term competitiveness of freight rates Multiplies the effective sourcing and shipping options

A 2nd driver of growth was the development of a process and tool for driving market share gains Created the Customer Profile Database, an IT tool designed to aid in converting truck shipments to rail Consists of three modules: Profile, a repository for basic customer contact data Market Share, by facility by commodity Marketing Projects Brings structure and process across all 43 properties Time lines, completion targets, delegation Instills focus and accountability to convert non-rail market share

Created a pool of capital dollars to fund high ROI projects specifically tied to carload growth Submitted projects compete for the funds based on ROI and strategic value Requires customer commitment In 2004, RailAmerica invested: $4.2 MM in 7 major projects ....that will generate 14K carloads, $4.3 MM revenue annually ....with an average ROI well above our hurdle rate of 15% A 3rd driver of growth involved investing our own capital into growth projects with customers

The Lattimore project on the DGNO is a good example of this process at work GAIN 5,000 carloads ROI > 36% Opens door to other customers CAPITAL Lattimore $1.0 million RailAmerica $0.5 million

Trends show a remarkable growth in, and trend toward, use of warehousing to solve logistics needs Warehouse industry has grown >10% each year since 1995 75% of existing warehouses plan to expand w/i next 3 years As Mfg base leaves rail, this is the means to reach them The size of the off-line customer base is enormous and this is a powerful means to reach this growing segment The rail-truck transfer product allows us to provide a new value- added service, thus expanding our reach A 4th growth strategy involves growing our presence in warehousing and transload centers

To move this strategy forward we created RailAmerica Distribution Services (RADS) There has been much progress since hiring a director in July 2004 50 new projects generated Three new transload centers being built Over 4,000 carloads of new transload business Over 2,800 carloads of new warehouse business generated Several new markets have been identified for future growth New partnerships have been formed We are considering the addition of more staff to this successful growth engine

RailAmerica has a growth formula that works Past growth testifies to effectiveness We continue to innovate with new products and new ways to look at our current portfolio We recognize Class I partnerships as an essential variable in our success and are focused on bringing value to them

Notes

Kendall (Ken) Koff Vice President - Engineering Engineering Support Group

Engineering Group Focus - Support the Railroads! Assure the utility of our physical plant Track Bridges Signal & communications Buildings Promote sound maintenance practices Training and standards Develop the capital program Risk Management

RailAmerica's Engineering Team Kendall F. Koff Vice President Engineering Walter Fithian Director Signals RON MARSHALL Chief Engineer Canada MARK GARVIN System Chief Engineer BRENT CHEEK Asst Director Standards JOE MONTALVO Special Project Engineer KESS CREECH Chief Engineer MO, AR, IL, IN, KS, CO Marc Bader Chief Engineer West Coast USA JOE SPIRK Chief Engineer East Coast USA CFNR CSCD PSAP SDIY SJVR VCRR AZCA CORP LK&PR System Responsibility AGCR VSRR CPDR CIND CA IORY CSOR NECR ISRR NCVA EARY SCRF CFER TPW KRR KYLE MNA DGNO CERA SLRG CBNS SGVY GR SORR HESR CWRR MSR ENRR MMRR GEXR OVR LWRR OTVR MKNR

Engineering Group Maintenance Maintain physical plant consistent with need Capital Planning and Program Corporate wide view and long term commitment drives better decision making Processes Standardize tools, i.e., contracts, procedures, etc. Use contractors more effectively Contracted work items are "bundled" regionally

Maintenance Support Technical and Safety Training development & delivery Rail Detector Program Geometry Car Program Bridge Inspection Program Track Standards and Best Practices Signal Standards and Inspection Procedures

Capital Plan - Development and Execution Routine Recurring Capital Requirements Structured process Annually developed Five year plans for each railroad property Non Recurring Capital Risk Abatement - Supplemental Risk Assessment Identify, Prioritize, fund Business Development ROI based

CAPITAL -- The RailAmerica Advantage Targeted Capital investment at lower unit prices Chief Engineer develops plans and contracts Empower Local Mgmt Develop & Monitor Capital Program Better Capital Utilization More units for same $ Optimized Capital and Risk Management Productivity Improvements Capital Targeted Specifically Based on Risk Mitigation (Supplemental Risk Capital)

2005 Infrastructure Capital Plan Description Amount Percent Ties 19,983,209 $ 42.7% Surfacing 5,811,078 $ 12.4% Bridges 5,497,190 $ 11.8% Curve Rail 4,791,589 $ 10.2% Signals 1,094,251 $ 2.3% Other 6,084,316 $ 13.0% Out Of Face Rail 3,488,367 $ 7.5% Total 46,750,000 $ 100.0% 2005 Plan

2005 Infrastructure Capital Plan

Contracting for Services The engineering team advances capital project work primarily through the use of contractors. One of the key considerations is packaging the work geographically ("bundled" regionally) Advantages to RA Less contractors to manage Common work scopes (promotes quality of work) Common contract documents Lower unit costs

Supplemental Risk Assessment Capital assigned to specifically decrease risk Examines and consider the following factors Commodity (Hazmat, Autos, Lumber) Equipment Type Areas with sharp curves Heavy grade territory near or along waterways Operation in terminal areas with numerous turnouts Areas of high tractive or braking effort

Supplemental Risk Assessment (cont.) Examines and consider the following factors (cont.) Operation on rail weights less than 100# Operation on older rail Areas of poor tie and ballast condition Areas of poor joint condition Operation of heavy loads, particularly 286K cars Operation in extremely cold weather

Derailment Grid Rate the Risk Basic Criteria High Frequency > 6 incidents High Cost > $25,000 per High Cost > $25,000 per

The Road Ahead Maintain railroads consistent with service needs Strengthen the physical plant Continual incremental approach to replacement of small rail - older rail less than 100 lb Bridge issues (286) - back on commercial need Continuous improvement in: Safety/Risk Management Productivity (Lower unit costs) Increase investment as a result of the American Jobs Creation Act of 2004 Tax credit for capital investment

Notes

Mechanical / Purchasing Rail Operations Support Group James H. Wagner Vice President Mechanical / Purchasing

Mechanical / Purchasing Early in RailAmerica's History No mechanical / purchasing direction or coordination to combine railroad activities. Operated as entrepreneurial individual railroads. Today Operated as entrepreneurial individual railroads with centralized support functions. Tomorrow Bringing technology developments to the support functions

North America

Western Corridor


MKNR
LWR
OAR
ENR
CSCD
PSAP
CORP
CFNR
SJVR
ARZC
VCRR
SDIY
SLRG
KYLE
KRR
DGNO
TNE
MNA
OTVR
CFE
MMRR
MSR
HESR
GEXR
GR
CERA
ISRR
IORY
CIND
OVR
SOR
NECR
CSO
CBNS
VSRR
CPDR
NCVA
CA
EARY
AGR
SCRF

Eastern Corridor

55

Mechanical Field Staff 6 Employees Mechanical and Electrical backgrounds Providing support and direction to the railroad mechanical staffs Office Staff 4 Employees Manager of Planning/Analysis - Locomotive Manager of Mechanical Equipment - Freight Cars 2 Data Entry staff - Handling Freight Car Repair billings

Purchasing Office Staff 2 Managers and 1 Asst. Manager Cover the 2 corridors Maintain and improve the SAP Master tables for Material Process Average of 600 Purchase Orders Per Month Maintain contact with 105 Top Vendors Purchase Orders Cover 78 % of Total Material Orders Continuing to increase this percentage

Purchasing In The Past Decentralized Prior to 10/01 37 Separate Buying Entities 16,000 Suppliers No Integrated Approach LTL Shipments & Expedited Air Shipments High Reliance On PCard Negotiations with Suppliers on RR to RR Basis Suppliers Advantage

Purchasing Today Centralized Single Buying Unit 105 Suppliers = 90% of Spending Automated Integrated Approach Material Delivery & Distribution Logistics PCard Transactions Reduced By 77% Negotiations With Suppliers on Global Basis Preferred Pricing Levels Annual Supplier Conference Outsourcing RA Advantage - Single Point of Contact

Purchasing Tomorrow Move Away From Traditional Short Line Purchasing New Locomotives Consortium Buying Material Distribution Warehouse Distribution Facilities Cross Docking Consignment Expanded Role and Area of Responsibility

Mechanical Overview In The Past Three major tasks undertaken after initial review of existing mechanical operations. No consistent maintenance program across all railroads No consistent work scope for offsite repair work. No consistent component repair work scope and no consistent vendor pool.

Mechanical In The Past Major changes effective Jan. 97 A. Contracted with Major Part suppliers B. Reviewed quality of all locomotive contract shops C. Developed uniform preventive maintenance plan D. Developed Life Expectancies E. Implemented 7 VP Policies and 37 CMO procedures

Mechanical Results 1997 1998 1999 2000 2001 2002 2003 2004 Fleet Size 2.51 2.63 2.52 3.12 3.69 4.95 4.65 4.7 CAPEX 6.6 5.7 5.4 4.5 3.5 3.7 4.1 4.6 Availability 7.8 8.4 8.8 8.9 9.1 9.1 8.3 9.2 (00) (millions) (0%)

2004 Locomotive CAPEX $4.7 Million Material Labor Freight Cranes Dollars 3500000 628000 360000 194000 Percentage 0.748 0.134 0.077 0.041

Mechanical Today 2001 and Later, Graph Impacts Locomotive fleet rationalization completed Reduced the number of different types of units Locomotive fleet size increases Between 2001 and 2004, increase by 48 units Total railroads increased by 8 Reduced locomotive maintenance expense to the railroads

Mechanical Today Owned Leased Number 117 360 Since Fleet Rationalization 117 360

Mechanical Today 1499HP 1500 to 1999HP 2000 to 4400HP Number 61 97 316 Hi HP 316 Units Lo HP 61 Units Medium HP 97 Units

Mechanical Tomorrow 11 Projects in 2004, continuing into 2005 Fuel Consumption reduction CAPEX ( Move toward prevention of failures) Horsepower Testing Locomotive Information System Locomotive Material Ordering Handheld Technology Applications Fuel Savings Software Warehouse / Distribution Fuel Additives Hybrid Locomotives New Locomotives

RailAmerica, Inc. " Green Goat " " Green Goat " " Green Goat " (r)

RailAmerica, Inc. " GE AC 4400 CW " " GE AC 4400 CW " " GE AC 4400 CW " (r)

Mechanical Tomorrow Future Opportunities and Directions Training Developing in-house training programs for TY&E Car Inspections Locomotive Inspections Both focusing on areas that either contribute to Personal Injuries or Derailments Developing in-house "task" training for Mechanical shop forces Re-Evaluating Mechanical regions to more closely match the two Corridors

Notes

Information Technology Empowering Operations Michael Emmons Vice President Information Technology

Topics IT Department Overview SAP - Accounting, Purchasing, HR, Payroll System Key Operational Applications and Initiatives EIS - Executive Information System CARS - Consolidated Revenue System Mechanical System Railinc Command - the INFO replacement Command - take it to the next level Shipper Tools Mobile Command Service Scheduling

IT Department Overview Manage 805 PCs, 86 servers, 268 network connections/devices Developed and / or Support 20 enterprise applications 38 IT resources EDS - 19 of the 38 are onsite EDS employees 9 year relationship extended through 2009 EDS resources, processes, knowledge at our disposal

SAP - Accounting, Purchasing, HR, Payroll System Implemented SAP in October 2001 SAP hosting is outsourced to ACS Disaster recovery is outsourced to ACS 2004 FL hurricane season offered us the opportunity to successfully test part of the plan SAP Benefits Scalable, multi-currency, world class system Positioned us for growth Acquisitions - Accounting and purchasing up and running within 24 hours HR and payroll - 2 weeks in general

Key Operational Applications and Initiatives EIS - Executive Information System CARS - Consolidated Revenue System Mechanical System Railinc Command - the INFO replacement Command - take it to the next level Shipper Tools Mobile Command Service Scheduling

EIS - Executive Information System In use today Executive and Operations Dashboard Revenue and carloads vs. budget vs. last year Updated daily Key performance indicators - daily - monthly Customer Reports

EIS - Executive Information System EIS - Executive Information System

EIS - Executive Information System EIS - Executive Information System Cycle Times

CARS - Consolidated Revenue System In use today Data Warehouse, Business Intelligence System Consolidated database of every revenue carload Each record contains comprehensive data 75 data elements and growing Allows ad-hoc query, slice, dice and drill down capabilities Answer questions such as: Volume & Revenue Trends Class 1 Comparisons Equipment Analysis

Mechanical System Under development Enterprise system for locomotive Locomotive Characteristics Locomotive availability and out of service reporting Inspection scheduling and component tracking Work order authorization Warranty tracking Ability to calculate ELOR - Economic Limit of Repair Ability to calculate ELOR - Economic Limit of Repair Ability to calculate ELOR - Economic Limit of Repair Ability to calculate ELOR - Economic Limit of Repair Ability to calculate ELOR - Economic Limit of Repair Ability to calculate ELOR - Economic Limit of Repair Ability to calculate ELOR - Economic Limit of Repair Ability to calculate ELOR - Economic Limit of Repair Ability to calculate ELOR - Economic Limit of Repair

Railinc Command - the INFO Replacement Implementing and under development INFO - Internally developed Freight Operating System INFO sold to Railinc - Internet enable and enhance Who is Railinc? Organization owned by the Class 1s and repository of EDI. Why sell to Railinc? Software is Raillinc's core business Long term commitment and financial backing Command installed at 5 RRA railroads

Command - take it to the next level Empower our customers Move transaction to the "Source" Eliminate paper and redundant steps Improve efficiency and drive out costs Eliminate the reporting "black hole" - real time reporting Full integration and reporting with our Class 1 partners Let the Class 1s know - Selling a line to RailAmerica is not taking an Information step backward!

Command + Shipper Tools + Mobile Command Car Orders Bill of Lading Equipment Trace Switching Requests Demurrage Estimates Inventory Management Via the Shipper Tools Internet Interface Customer Inquiries Wi-Fi Cellular Connectivity Wi-Fi Cellular Connectivity Via the Shipper Tools Internet Interface C Transportation Workflow Integration Agency / Customer / Crew Connectivity

Shipper Tools - the next level Testing with 2 customers Shipper Tools - website for our customer to transact business Empower our customers Give customer visibility to inventory Customer order entry and status Customer entry of switching requests and status Visibility of miscellaneous and demurrage charges Move transaction to the "Edge" Reduce RailAmerica transaction cost

High level overview of plant's rail status. Each option can be drilled-down for more information. Shipper Tools: Dashboard

Mobile Command - the next level Beta test at 1 railroad Mobile, wireless device for crew to input transactions Move the transaction to the "Edge" Eliminate paper and redundant steps Improve efficiency and drive out costs Eliminate the reporting "black hole" - real time reporting

Mobile Command: Features Field Proven Hardware Rough Shock Proof Design Real Time Reporting Intuitive User Interface

Mobile Command: Sample Screen ABC RESINS ABC RESINS ABC RESINS ABC RESINS XYZ LUMBER

Service Scheduling - the next level Under development ISM (Integrated Service Management) is an industry initiative that enables seamless electronic integration with Class I carriers for carload trip plans and ETA's Command ISM will provide basic scheduling capabilities Provides customers and Class I with ETA Next level - Report railroad performance vs. schedule Internal reports to improve efficiency and identify failures Provide performance report to customer Customer loyalty Increase revenue for performance

Notes

Challenges & Opportunities

Operating Challenges Physical Plant (286 issues)/Capital Dollars Maintain & Improve Operating Ratio Health Insurance Fuel Prices Casualties & Insurance Integration of Midland Sub Class 1 Dependency Hiring & Retaining Good Employees Availability of Reliable Loco's in The Market Place

Operating Opportunities Information Technology Operating System - Railinc/INFO Locomotive Technology Training/Skill Assessment

Notes

Notes

Analyst and Investor Workshop May 17, 2005 RailAmerica, Inc. Dallas Garland & Northeastern Railroad